                                                                    Exhibit 25.2

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)
One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                          GABELLI ASSET MANAGEMENT INC.
               (Exact name of obligor as specified in its charter)

New York                                                     13-4007862
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)
One Corporate Center
Rye, New York                                                10580
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                          Subordinated Debt Securities
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------------------------------------------------------------
                     Name                                                        Address
-------------------------------------------------------------------------------------------------------
      Superintendent of Banks of the State of New York         One State Street, New York, N.Y.
                                                               10004-1417, and Albany, N.Y. 12223
      Federal Reserve Bank of New York                         33 Liberty Street, New York, N.Y.  10045
      Federal Deposit Insurance Corporation                    Washington, D.C.  20429
      New York Clearing House Association                      New York, New York   10005

      (B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and
            Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of June, 2005.

                                       THE BANK OF NEW YORK


                                       By:  /S/    KISHA A. HOLDER
                                            ------------------------------------
                                            Name:  KISHA A. HOLDER
                                            Title: ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
  Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin .........    $ 2,292,000
     Interest-bearing balances ..................................      7,233,000
  Securities:
     Held-to-maturity securities ................................      1,831,000
     Available-for-sale securities ..............................     21,039,000
  Federal funds sold and securities purchased under
     agreements to resell
     Federal funds sold in domestic offices .....................      1,965,000
     Securities purchased under agreements to
     resell .....................................................        379,000
  Loans and lease financing receivables:
     Loans and leases held for sale .............................         35,000
     Loans and leases, net of unearned
       income ...................................................     31,461,000
     LESS: Allowance for loan and
       lease losses .............................................        579,000
     Loans and leases, net of unearned
       income and allowance .....................................     30,882,000
  Trading Assets ................................................      4,656,000
  Premises and fixed assets (including capitalized
     leases) ....................................................        832,000
  Other real estate owned .......................................              0
  Investments in unconsolidated subsidiaries and
     associated companies .......................................        269,000
  Customers' liability to this bank on acceptances
     outstanding ................................................         54,000
  Intangible assets:
     Goodwill ...................................................      2,042,000
     Other intangible assets ....................................        740,000
  Other assets ..................................................      5,867,000
                                                                     -----------
  Total assets ..................................................    $80,116,000
                                                                     ===========

  LIABILITIES
  Deposits:
     In domestic offices ........................................    $34,241,000
     Noninterest-bearing ........................................     15,330,000
     Interest-bearing ...........................................     18,911,000
     In foreign offices, Edge and Agreement
       subsidiaries, and IBFs ...................................     25,464,000
     Noninterest-bearing ........................................        548,000
     Interest-bearing ...........................................     24,916,000
  Federal funds purchased and securities sold under
       agreements to repurchase
     Federal funds purchased in domestic
       offices ..................................................        735,000
     Securities sold under agreements to
       repurchase ...............................................        121,000
  Trading liabilities ...........................................      2,780,000
  Other borrowed money:
     (includes mortgage indebtedness and obligations
     under capitalized leases) ..................................      1,560,000
  Not applicable
  Bank's liability on acceptances executed and
     outstanding ................................................         55,000
  Subordinated notes and debentures .............................      1,440,000
  Other liabilities .............................................      5,803,000
                                                                     -----------
  Total liabilities .............................................    $72,199,000
                                                                     ===========
  Minority interest in consolidated
     subsidiaries ...............................................        141,000

  EQUITY CAPITAL
  Perpetual preferred stock and related
     surplus ....................................................              0
  Common stock ..................................................      1,135,000
  Surplus (exclude all surplus related to preferred
     stock) .....................................................      2,088,000
  Retained earnings .............................................      4,643,000
  Accumulated other comprehensive income ........................        -90,000
  Other equity capital components ...............................              0
  Total equity capital ..........................................      7,776,000
                                                                     -----------
  Total liabilities, minority interest, and equity
     capital ....................................................    $80,116,000
                                                                     ===========

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                     Thomas J. Mastro,
                                 Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                     _
Thomas A. Renyi       |
Gerald L. Hassell     |    Directors
Alan R. Griffith     _|


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